                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              VENTIV HEALTH, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                              VENTIV HEALTH, INC.
                          1114 Avenue of the Americas
                           New York, New York 10036

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 20, 2001

                               ----------------

                                                                 April 30, 2001

To Our Stockholders:

  You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Ventiv Health, Inc. (the "Company") to be held at the Company's corporate offices 1114 Avenue of the Americas, 8th floor, New York, NY, on June 20, 2001, at 3:00 p.m., local time, for the following purposes:

  1.  To elect eight (8) directors of the Company;

  2. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for 2001; and

  3. To transact such other business as may properly come before the meeting.

  Only stockholders of record at the close of business on April 23, 2001 will be entitled to notice of, and to vote at, the meeting.

  YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

  IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK THE APPROPRIATE BOX ON YOUR PROXY CARD. AN ADMISSION CARD IS INCLUDED IF YOU ARE A STOCKHOLDER OF RECORD. IF YOUR SHARES ARE HELD IN STREET NAME, AN ADMISSION CARD IN THE FORM OF A LEGAL PROXY WILL BE SENT TO YOU BY YOUR BROKER. IF YOU DO NOT RECEIVE THE LEGAL PROXY IN TIME, YOU WILL BE ADMITTED TO THE ANNUAL MEETING BY SHOWING YOUR MOST RECENT BROKERAGE STATEMENT VERIFYING YOUR OWNERSHIP OF COMMON STOCK.

                                          By Order of the Board of Directors,

                                          Joseph S. Durko

                                          Secretary

                              VENTIV HEALTH, INC.
                          1114 Avenue of the Americas
                           New York, New York 10036

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 20, 2001

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

Proxy Solicitation

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ventiv Health, Inc. for use at the 2001 Annual Meeting of Stockholders to be held at the Company's corporate offices, 1114 Avenue of the Americas, 8th floor, New York, NY, on June 20, 2001, at 3:00 p.m., local time. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

  The Company is mailing its Annual Report to Stockholders for the year ended December 31, 2000, along with this Proxy Statement and the enclosed proxy. The 2000 Annual Report to Stockholders does not form any part of the materials for the solicitation of proxies.

  The Company will pay the cost of all proxy solicitations. In addition to the solicitation of proxies by mail, officers and other employees of the Company and its subsidiaries may solicit proxies by personal interview, telephone, telecopy and telegram. None of these individuals will receive compensation for such services, which will be performed in addition to their regular duties. Also, the Company has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of such shares. The Company will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

  This Proxy Statement and the enclosed proxy are first being mailed to the Company's stockholders on or about April 30, 2001.

Voting and Revocability of Proxies

  A proxy for use at the meeting and a return envelope are enclosed. Shares of common stock of the Company, par value $0.001 per share, outstanding as of the record date for the meeting and represented by a properly executed proxy, if such proxy is timely received and not revoked, will be voted at the meeting in accordance with the instructions indicated in such proxy. If no such instructions are indicated, such shares will be voted "FOR" the election of the eight nominees for director named in the proxy. For purposes of determining the number of votes with respect to the other matters submitted to stockholders, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. Except for the matters discussed in this Proxy Statement and reflected in the proxy, management is not aware of any other matters which are likely to be brought before the meeting. If any such matters properly come before the meeting, however, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

  A stockholder who has given a proxy may revoke it at any time prior to its exercise at the meeting by (1) giving written notice of revocation to the Secretary of the Company, (2) properly submitting to the Company a duly executed proxy bearing a later date or (3) voting in person at the meeting. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Ventiv Health, Inc., 1114 Avenue of the Americas, New York, New York 10036,
Attention: Corporate Secretary.

Voting Procedures

  All holders of record of the Company's Common Stock at the close of business on April 23, 2001 will be eligible to vote at the 2001 Annual Meeting. Each holder of Common Stock is entitled to one vote on each matter properly brought before the meeting for each share held by such stockholder on the record date. As of the close of business on April 23, 2001, there were 22,830,861 shares of Common Stock outstanding. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a majority, except that the accompanying proxy will be voted for the eight nominees in the absence of instructions to the contrary. Consequently, shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a majority.

  The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum for the transaction of business. Votes cast in person or by proxy, abstentions and broker non-votes (as hereinafter defined) will be tabulated by the inspectors of election and will be considered in the determination of whether a quorum is present at the meeting. At all meetings of the stockholders at which a quorum is present, all matters are decided by the vote of the holders of a majority of the shares entitled to vote thereat present in person or by proxy.

  The inspectors of election will treat shares represented by executed proxies that abstain from voting as shares that are present and entitled to vote for purposes of determining whether a matter is approved. If, with respect to any shares of Common Stock, a broker or other nominee submits a proxy indicating that instructions have not been received from the beneficial owners or the persons entitled to vote, and that such broker or other nominee does not have discretionary authority to vote such shares (a "broker non-vote") on a proposal, those shares will not be treated as present and entitled to vote at the meeting for purposes of determining whether a proposal is approved at the meeting.

Voting of Proxies

  Stockholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted "FOR" election of each nominee for director named herein. For purposes of determining the number of votes cast with respect to the matters presented to the stockholders at the meeting other than the election of directors, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                             ELECTION OF DIRECTORS

Nominees for Election as Directors

  The Certificate of Incorporation and Bylaws of the Company provide that directors shall be elected at each annual meeting of the Company's stockholders. The number of directors constituting the full Board of Directors currently is fixed at eight (8) directors.

  Eight (8) nominees are named in this Proxy Statement. If elected, each of the directors will serve for a one-year term expiring at the 2002 Annual Meeting or at the earlier of either his or her resignation or removal. The Board of Directors has nominated the eight (8) incumbent directors for election to the Board: Daniel M. Snyder,

Michele D. Snyder, Eran Broshy, Mortimer B. Zuckerman, Fred Drasner, A. Clayton Perfall, Donald Conklin and John R. Harris.

  Approval of the election of each of the nominees as directors of the Company requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote "FOR" the eight
(8) nominees named by the Board of Directors.

  The Board of Directors does not expect that any of the nominees will be unavailable for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Company may propose. The following information is as of March 31, 2001.

                                 Age, period served as director, other
                                 business experience
 Name and present position,      during the last five years and family
 if any, with the Company        relationships, if any
 --------------------------      -------------------------------------
 Daniel M. Snyder,
  Co-Chairperson of the Board... Daniel M. Snyder, 36, has served as the Co-
                                 Chairperson of the Board of the Company since
                                 the Company's separation from Snyder
                                 Communications, Inc. in September 1999. Mr.
                                 Snyder is the Owner and Chairman of the
                                 Washington Redskins football team. Mr. Snyder
                                 was Chairman and a founder of Snyder
                                 Communications, Inc. and served as Chief
                                 Executive Officer of Snyder and its
                                 predecessors from 1987 to September 2000.

 Michele D. Snyder,
  Co-Chairperson of the Board... Michele D. Snyder, 38, has served as the Co-
                                 Chairperson of the Board of the Company since the Company's separation from Snyder
                                 Communications, Inc. in September 1999. Ms.
                                 Snyder was a founder of Snyder
                                 Communications, Inc. and served as President and Chief Operating Officer and a director of Snyder and its predecessors from 1987 to September 2000. Ms. Snyder is Mr. Snyder's sister.

 Eran Broshy,
  Director and Chief Executive
  Officer....................... Eran Broshy, 42, has served as a director and the Chief Executive Officer of the Company
                                 since the Company's separation from Snyder
                                 Communications, Inc. in September 1999. Mr.
                                 Broshy served as the practice leader of the
                                 North American healthcare consulting practice
                                 of the Boston Consulting Group from 1991 to
                                 1998. From 1998 to 1999, Mr. Broshy served as
                                 President and Chief Executive Officer of
                                 Coelacanth Corporation, a privately-held
                                 biotechnology company.

 Mortimer B. Zuckerman,
  Director...................... Mortimer B. Zuckerman, 63, has been a director of the Company since September 1999.
                                 Mr. Zuckerman has served as the Chairman of
                                 Boston Properties, Inc., a national real
                                 estate development and management company,
                                 since 1970. He also serves as Chairman of
                                 U.S. News & World Report, L.P. and Editor-in-
                                 Chief of U.S. News & World Report, Chairman
                                 of Daily News, L.P. and Co-Publisher of the
                                 New York Daily News, and Chairman of the
                                 Board of Directors of Applied Graphics
                                 Technologies, Inc.


                                 Age, period served as director, other
                                 business experience
 Name and present position,      during the last five years and family
 if any, with the Company        relationships, if any
 --------------------------      -------------------------------------
 Fred Drasner,
  Director...................... Fred Drasner, 58, has been a director of the
                                 Company since September 1999. Mr. Drasner has
                                 been Chief Executive Officer of Daily News,
                                 L.P. and Co-Publisher of the New York Daily
                                 News, since 1993. Mr. Drasner also serves as
                                 the co-Chairman of U.S. News & World Report,
                                 Chairman of Applied Graphics Technologies,
                                 Inc., and Chairman and Chief Executive
                                 Officer of Applied Printing Technologies.

 A. Clayton Perfall,
  Director...................... A. Clayton Perfall, 42, has been a director of the Company since the Company's separation
                                 from Snyder Communications, Inc. in September
                                 1999. He currently serves as Chief Executive
                                 Officer of Convergence Holdings Corp. Prior
                                 to taking this position in January 2001, Mr.
                                 Perfall served as the Chief Financial Officer
                                 and a director of Snyder Communications, Inc.
                                 from 1996 to September 2000. Prior to joining
                                 Snyder Communications, Inc., Mr. Perfall
                                 spent fifteen years with Arthur Andersen LLP.

 Donald Conklin,
  Director...................... Donald Conklin, 64, has been a director of the Company since September 1999. Prior to
                                 joining the Company's Board, Mr. Conklin
                                 worked for 37 years with Schering-Plough
                                 Corporation. He was President of the
                                 worldwide pharmaceutical operations for 10
                                 years and Chairman of its Health Care
                                 Products division for two years. Mr. Conklin
                                 is a member of the Board of Directors of
                                 Biotransplant, Inc., Vertex Pharmaceuticals,
                                 Inc. and Alfa Cell, Inc.

 John R. Harris,
  Director...................... John R. Harris, 52, has been a director of the Company since May 2000. Mr. Harris is the
                                 Chairman and Chief Executive Officer of
                                 Ztango.com, a provider of wireless Internet
                                 software and solutions for e-companies,
                                 wireless network operators and corporations.
                                 Prior to joining Ztango.com in 1999, Mr.
                                 Harris spent 25 years with Electronic Data
                                 Systems, during which he held a variety of
                                 executive leadership positions encompassing
                                 sales, marketing, strategy and operations,
                                 most recently served as Corporate Vice
                                 President, Marketing & Strategy. Mr. Harris
                                 is a member of the Board of Directors of
                                 Applied Graphics Corporation, World Commerce
                                 Online and Genuity, Inc.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY FOR THE TERM INDICATED.

Compensation of Directors

  John R. Harris received options to purchase 50,000 shares of Common Stock. Mr. Harris's option grant vests at a rate of 25% per year on the anniversary of the grant date, provided that he is still a member of the Board of Directors of the Company on the applicable vesting date. In addition, this option grant fully vests upon a change of control. In addition, Donald Conklin and John Harris receive compensation of $25,000 per annum plus the sum of $1,000 per meeting attended.

Board of Directors and Committees of the Board

  The Board of Directors held six (6) meetings during 2000. The average aggregate attendance of directors at Board and Committee meetings was over 85%. No director attended fewer than 50% of the aggregate of the total of Board and Committee meetings during the past year.

  The Board of Directors currently has a standing Audit Committee and a standing Compensation Committee.

 Compensation Committee

  The Compensation Committee, which was established in September, 1999, currently consists of Messrs. Drasner and Conklin. The Compensation Committee is responsible for approving compensation arrangements for executive management, reviewing compensation plans relating to officers of the Company and its subsidiaries, grants of options and other benefits under the Company's Stock Incentive Plan and reviewing generally the Company's employee compensation policy. During 2000, the Compensation Committee held two meetings.

 Audit Committee

  The Audit Committee, which was established in September 1999, currently consists of Ms. Snyder and Messrs. Conklin, Harris and Perfall (Chairperson). The Committee assists the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including the selection of the Company's outside auditors and the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

  The Audit Committee held six meetings during the last fiscal year. The Board of Directors has adopted a charter for the audit committee, a copy of which is attached as Appendix A to this Proxy Statement. All members of the Audit Committee will be "independent" under the Nasdaq rules applicable to the Company on or before the deadline date.

  The information contained in this proxy statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Indemnification

 Limitation of Liability of Directors

  Section 145 of the Delaware General Corporation Law permits the indemnification of directors, officers, employees and agents of a Delaware corporation. The Company's by-laws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law. As permitted by the Delaware General Corporation Law, the Company's certificate of incorporation also limits the liability of directors of the Company for damages in derivative and third party lawsuits for breach of a director's fiduciary duty except for liability:

  . for any breach of the director's duty of loyalty to the Company or its stockholders;

  . for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  . for unlawful payments of dividends or unlawful stock purchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

  . for any transaction for which the director derived improper personal benefit.

  The limitation of liability applies only to monetary damages and, presumably, would not affect the availability of equitable remedies such as injunction or recission. The limitation of liability applies only to the acts or omission of directors as directors and does not apply to any such act or omission as an officer of the Company or to any liabilities imposed under federal securities law.

 Insurance

  Pursuant to a contract of insurance for the period beginning September 13, 2000 and ending on January 1, 2002, with Chubb Executive Risk, 8 Hop Meadow Street, Simsbury, Connecticut 06070-7683, the Company maintains a $10,000,000 directors' and officers' indemnification insurance policy providing indemnification for certain of the Company's directors, officers, affiliates, partners and employees for certain liabilities. The annual premium for such insurance is $195,150. In addition, pursuant to an additional contract of insurance for the same such period with National Union Fire Insurance Company of Pittsburgh, Pennsylvania, 70 Pine Street, New York, New York 10270, the Company maintains a $10,000,000 directors' and officers' indemnification insurance policy providing indemnification in excess of the Chubb policy for certain of the Company's directors, officers, affiliates, partners and employees for certain liabilities for an additional annual premium of $103,950. During 2000, no payments were received under the Company's indemnification insurance.

                            AUDIT COMMITTEE REPORT

  The following is the report of the Ventiv Health, Inc. Audit Committee with respect to the Company's audited financial statements for the year ended December 31, 2000:

Review with Management

  The Committee has reviewed and discussed Ventiv Health, Inc.'s audited financial statements with management.

Review and Discussions with Independent Auditors

  The Committee has discussed with Arthur Andersen LLP, Ventiv Health, Inc.'s independent auditors, the matters required to be discussed by SAS61 (Communications with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting.

  The Committee has also received disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Arthur Andersen LLP their independence.

Conclusion

  Based on the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that its audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

Michele D. Snyder
Donald Conklin
John R. Harris
A. Clayton Perfall

  The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth information in respect of the compensation of the Chief Executive Officer, and the other four most highly compensated executive officers of the Company for fiscal years 2000, 1999 and 1998, where applicable.

                          SUMMARY COMPENSATION TABLE

                                                                    Long-Term
                                   Annual Compensation         Compensation Awards
                              ------------------------------ -----------------------
                                                             Restricted  Securities   All Other
   Name and Principal                           Other Annual   Stock     Underlying  Compensation
      Position(s)        Year  Salary   Bonus   Compensation  Award(s)  Options/SARs  (c)(d)(e)
   ------------------    ---- -------- -------- ------------ ---------- ------------ ------------
Eran Broshy(1).......... 2000 $425,000      --                      --        --
 Chief Executive Officer 1999 $225,890 $ 75,000              $2,500,000   503,938
 and Director

Gregory S. Patrick(2)... 2000 $250,000      --                      --        --
 Chief Financial Officer 1999 $ 83,562 $ 40,000              $1,000,000   251,969

William C. Pollock(3)... 2000 $289,000 $ 63,580                     --        --
 President, US Sales     1999 $275,000 $158,125              $  500,000    50,000
                         1998 $240,000 $155,000                     --     75,000

Leonard Vicciardo(4).... 2000 $270,900 $ 66,000                     --        --
 President, Health       1999 $258,400 $150,000              $  200,000    75,000
 Products Research       1998 $ 36,381      --                      --     90,000

Patrick Fourteau(5)..... 2000 $257,308 $ 80,000              $  300,000    50,000
 President, Ventiv
 Europe

--------
(1) Mr. Broshy joined Ventiv Health, Inc. in June 1999. Of the 314,961 shares awarded to Mr. Broshy pursuant to his restricted stock award, 125,984 shares, representing forty percent of Mr. Broshy's restricted shares of Common Stock, having a market value of $1,582,674 as of December 31, 2000, had vested as of September 27, 2000. The balance of 188,977 shares representing the remaining sixty percent of such restricted shares will vest in equal installments over the next three years.
(2) Mr. Patrick joined the Company in September 1999. Of the 125,984 shares awarded to Mr. Patrick pursuant to his restricted stock award, 69,292 shares representing fifty-five percent of Mr. Patrick's restricted shares of Common Stock, having a market value of $870,481 as of December 31, 2000, had vested as of September 27, 2000. Subsequent to December 31, 2000, as announced in a press release on February 15, 2001, Mr. Patrick resigned as the Company's Chief Financial Officer. As a result, the unvested portion of his restricted shares (56,692 shares) were cancelled.

(3) Of the 62,992 shares awarded to Mr. Pollock pursuant to his restricted stock award, 34,646 shares representing fifty-five percent of Mr. Pollock's restricted shares of Common Stock, having a market value of $435,240 as of December 31, 2000, had vested as of September 27, 2000. The balance of 28,346 shares representing the remaining forty-five percent of such restricted shares will vest in equal installments over the next three years. The 1998 issuance of stock options of 75,000 for Mr. Pollock consisted of options to purchase shares of Snyder Communications, Inc. common stock, which expired as a result of the separation of the Company from Snyder Communications, Inc.
(4) Mr. Vicciardo joined Health Products Research, Inc. in November 1998. Of the 25,197 shares awarded to Mr. Vicciardo pursuant to his restricted stock award, 13,859 shares representing fifty-five percent of Mr. Vicciardo's restricted shares of Common Stock, having a market value of $174,104 as of December 31, 2000, had vested as of September 27, 2000. The balance of 11,338 shares representing the remaining forty-five percent of such restricted shares will vest in equal installments over the next three years. The 1998 issuance of stock options of 90,000 for Mr. Vicciardo consisted of options to purchase shares of Snyder Communications, Inc. common stock, which expired as a result of the separation of the Company from Snyder Communications, Inc.
(5) Mr. Fourteau joined Ventiv Health in January 2000. Had Mr. Fourteau been employed by Ventiv Health, Inc. since the beginning of 2000, he would have received an annual salary of $270,000. Mr. Fourteau was awarded 29,448 shares of restricted stock. At December 31, 2000, none of his restricted shares had vested. The restricted shares will vest in equal installments over the next four years.
(6) Options to purchase Common Stock vest at a rate of 25% per year on each anniversary of the grant date, provided the employee is still employed by the Company on the applicable vesting date.

Option Grants in Fiscal 2000

  The following table sets forth information with respect to option grants during fiscal 2000 to the individuals named in the Summary Compensation Table pursuant to the 1999 Stock Incentive Plan. No stock options were exercised in 2000 by individuals listed in the chart below.

                              Annual Compensation

                                                                          Potential Realizable Value at
                          Securities   % of Total                         Assumed Annual Rates of Stock
                          Underlying    options                           Price Appreciation for Option
                            Options    Granted to                                     Term
                            Granted    Employees    Exercise   Expiration -----------------------------
Name                     (# of shares)  in 2000   Price ($/Sh)    Date        5%($)         10%($)
----                     ------------- ---------- ------------ ---------- -----------------------------
Eran Broshy.............       --         --            --          --              --              --
Gregory S Patrick.......       --         --            --          --              --              --
William C. Pollock......       --         --            --          --              --              --
Leonard Vicciardo.......       --         --            --          --              --              --
Patrick Fourteau........    50,000        8.2%      10.1875     1/24/10   $     829,718 $     1,321,188

                      BENEFICIAL OWNERSHIP OF SECURITIES

  The following table sets forth certain information, to the knowledge of the Company, as of April 23, 2001 (except as otherwise noted), with respect to the beneficial ownership of the Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director, (iii) each of the executive officers of the Company named in the Summary Compensation Table under "Executive Compensation," and (iv) all directors and executive officers of the Company as a group.

                                                  Number of Shares
                                                   and Nature of
                                                     Beneficial      Percent
Name of Beneficial Owner                             Ownership     of Class(1)
------------------------                          ---------------- -----------
Daniel M. Snyder(2)..............................    2,797,914        12.3%
Michele D. Snyder(3).............................    1,151,490         5.0%
Mortimer B. Zuckerman(4).........................    1,646,016         7.2%
Fred Drasner(5)..................................      755,204         3.3%
A. Clayton Perfall(6)............................       25,000           *
Don Conklin(7)...................................       12,500           *
John R. Harris(8)................................       12,500           *
Eran Broshy(9)...................................      296,969         1.3%
Gregory Patrick(10)..............................      132,284           *
Leonard Vicciardo(11)............................       51,358           *
William C. Pollock(12)...........................      114,375           *
Patrick Fourteau(13).............................       21,862           *
The TCW Group(14)................................    3,297,404        14.4%
Capital Research and Management Co.(15)..........    1,983,330         8.7%
RS Investment Management Co. LLC(16).............    1,489,000         6.5%
All directors and executive officers as a group
 (12 persons)(17)................................    7,017,472        30.7%

--------
  * Denotes less than 1%.
 (1) Based upon 22,830,861 shares of Common Stock outstanding as of April 23, 2001, the record date.
 (2) Includes 37,500 shares of common stock issuable upon exercise of options. The address for Daniel M. Snyder is 21300 Redskin Park Drive, Ashburn, Virginia 20147.
 (3) Includes 37,500 shares of common stock issuable upon exercise of options. Includes 92,816 shares subject to a forward purchase contract with unaffiliated third party. The contract obligates the contracting party to deliver shares or cash on a pre-arranged settlement date. To the extent that the value of the common stock appreciates between the date of the contract and the settlement date, the number of shares or amount of cash that must be delivered on the settlement date is reduced pursuant to a formula contained in the contract. Prior to the settlement date, Ms. Snyder or her affiliate described below retains voting and dividend rights with respect to the shares that are the subject of the contract. Pursuant to the contract, the settlement date is the third trading day following July 30, 2001. The address for Michele D. Snyder is c/o Ventiv Health, Inc., 1114 Avenue of the Americas, New York, New York, 10036.
 (4) Consists of shares of common stock held by USN College Marketing, L.P. ("College Marketing") (a limited partnership in which USN College Marketing, Inc. ("USN Inc.") is the general partner and Fred Drasner is the sole limited partner) and attributable to USN Inc.'s general partnership interest in College Marketing. USN Inc. is owned one third by Mortimer B. Zuckerman and two thirds by the MBZ Trust of 1996, for which an outside person acts as the Trustee. Mr. Zuckerman is the sole director of USN Inc. Includes 211,537 shares of common stock owned by USN, Inc. subject to a forward purchase contract with an unaffiliated third party. The contract obligates the contracting party to deliver shares or cash on the third trading day following July 30, 2001. To the extent that the value of the common stock appreciates between the date of the contract and its settlement date, the number of shares or amount of cash that must be delivered on the settlement date is reduced pursuant to a formula contained in the contract. Prior to the settlement date, College Marketing retains voting and dividend rights with respect to the shares that are the subject of the contract. Does not include 355,104 shares held by College Marketing that are beneficially owned by Mr. Drasner. See Note 5. Also includes 25,000 shares of common stock issuable upon exercise of options. Mr. Zuckerman's address is 599 Lexington Avenue, Suite 1300, New York, New York 10022. The address of MBZ Trust of 1996 is c/o Boston Properties, 8 Arlington Street, Boston, Massachusetts 02116.
 (5) Consists of (i) 108,434 shares owned by Mr. Drasner in his individual capacity and over which he exercises sole voting and investment discretion, (ii) 355,104 shares beneficially owned by Mr. Drasner as limited partner in College Marketing and (iii) 266,666 shares beneficially owned by Mr. Drasner as a result of his ownership of F.D. Sutton, LLC ("Sutton") a limited liability company of which Mr. Drasner is the sole member. Also includes 25,000 shares of common stock issuable upon exercise of options.
 (6) Includes 25,000 shares of common stock issuable upon exercise of options.
 (7) Consists of options to purchase 12,500 shares of Ventiv common stock.
 (8) Consists of options to purchase 12,500 shares of Ventiv common stock.
 (9) Includes 125,985 shares of common stock issuable upon exercise of options and 125,984 shares of vested, restricted stock.
(10) Includes 62,993 shares of common stock issuable upon exercise of options and 69,291 shares of vested, restricted stock.
(11) Includes 37,500 shares of common stock issuable upon exercise of options and 13,858 shares of vested, restricted stock.
(12) Includes 37,500 shares of common stock issuable upon exercise of options and 34,646 shares of vested, restricted stock.
(13) Includes 12,500 shares of common stock issuable upon exercise of options and 7,362 shares of vested, restricted stock.
(14) Ownership is as reported in Schedule 13G of the TCW Group, Inc. ("TCW") and is as of February 14, 2001. TCW's address is 865 South Figueroa Street, Los Angeles, California, 90017.
(15) Ownership is as reported in Schedule 13G of Capital Research and Management Co. ("Capital") and is as of February 12, 2001. Capital's address is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.
(16) Ownership is as reported in Schedule 13G of RS Investment Management Co. LLC ("RSIM") and is as of February 15, 2001. No known address.
(17) Includes 451,478 shares of common stock issuable upon exercise of options and 251,141 shares of vested, restricted stock.

            REPORT OF THE BOARD OF DIRECTORS OF VENTIV HEALTH, INC.
                           ON EXECUTIVE COMPENSATION

  In accordance with the rules of the Securities and Exchange Commission, the Board of Directors of the Company offers this report regarding its executive compensation policy and compensation program for the Chief Executive Officer and other executive officers of the Company in effect for 2000.

  This report, as well as the Performance Graph on page 15, including the information contained in this report, are not soliciting materials, are not deemed filed with the Securities and Exchange Commission and are not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

  During 2000, the Board of Directors and the Compensation Committee established the general compensation policies of the Company and the specific compensation of its executive officers including its Chief Executive Officer. The Compensation Committee of the Board administered the Company's Stock Incentive Plan during 2000 for the Company's officers and key employees.

Executive Compensation Policy

  During 2000, in setting executive compensation, the objective of the Board of Directors was to attract, retain and motivate highly qualified employees and executive officers that contribute to growth in stockholder value over time. To accomplish this objective, the Board of Directors seeks to provide strong financial incentives to the Company's executive officers, at a reasonable cost to the Company and its stockholders. Compensation currently consists principally of salary, annual performance-based bonuses and stock options granted under the Company's Stock Incentive Plan. In establishing certain components of compensation, the Board of Directors seeks to provide the Company's executive officers with a strong financial incentive aligned with the business objectives and performance of the Company, thereby reflecting the interests of the Company's stockholders.

Executive Officer Compensation

  During 2000, the Company's compensation for its executive officers consisted principally of salary and bonus. In setting base salaries for 2000, the Board of Directors used a subjective evaluation process considering the officer's position, level and scope of responsibility, as well as the recommendations of management with respect to base salary for such executive officer. The Board of Directors also sought to set salaries at levels that, in the opinion of the members of the Board, approximate the salary levels for international health services providers that are comparable to the Company. In addition, all of the Company's executive officers have employment agreements that establish a base salary, subject to such increases as may be approved by the Board of Directors or the Compensation Committee of the Company. See "Executive Compensation-- Executive Employment Contracts."

  Bonuses are awarded principally on the basis of the Company's performance during the period and on the Board of Director's assessment of the extent to which an executive officer contributed to the overall profitability of the Company or a particular operating division of the Company for a specific period. In awarding performance-based bonuses, the Board of Directors during 2000 sought to set such bonuses at a level that would provide executive officers eligible to receive such bonuses with a strong incentive to contribute to the success and profitability of the Company. During 2000, a total of $209,580 was earned in bonuses to the Chief Executive Officer, the Chief Financial Officer and the other three (3) most highly compensated executive officers of the Company.

Executive Employment Contracts

  The Company has entered into employment agreements with each of the named officers below and on such terms and conditions as are described.

  Eran Broshy. On June 14, 1999, Snyder Communications, Inc. retained the services of Mr. Broshy as President of Snyder Communications, Inc.'s healthcare group. Under the terms of Mr. Broshy's employment agreement, which was assumed by the Company in connection with the spin-off from Snyder Communications, Inc., he initially received an annual base salary of $425,000. He is also eligible for an annual bonus award based on certain performance measures, which may not exceed $125,000.

  Under his employment agreement, the Company granted to Mr. Broshy 503,938 non-qualified options to purchase Common Stock at an exercise price equal to $7.9375, the closing price of Company Common Stock on the date of the spin-off. Mr. Broshy's options vest at the rate of 25% per year on each anniversary of the grant date, provided he is still employed by the Company on the applicable vesting date. Mr. Broshy's employment agreement also provides for a grant of an aggregate of $2,500,000 in restricted Common Stock, 20% of which vested on the distribution date and the remaining 80% vesting in equal increments over the next four years, provided he is still employed by the Company on the applicable vesting date. The restricted stock grant provided for in his employment agreement will prohibit Mr. Broshy from transferring any of his Common Stock for a period of four years after the distribution date. The agreement provides that upon a change in control" of the Company, the vesting of both the stock options and restricted stock will accelerate so that Mr. Broshy's options and restricted stock are fully vested. For purposes of his employment agreement, "change in control" means any sale, transfer or other disposition of all or substantially all of the assets of the Company or the consummation of a merger or consolidation of the Company which results in the Company's stockholders immediately prior to such transaction owning, in the aggregate, less than a majority of the surviving entity. Furthermore, Mr. Broshy's employment agreement provides that he may borrow up to $500,000 from the Company exclusively for the purchase of Common Stock.

  Gregory S. Patrick. In September 1999, the Company retained the services of Mr. Patrick as Chief Financial Officer. Under the terms of Mr. Patrick's employment agreement, he initially received an annual base salary of $250,000. He is also eligible for an annual bonus award based on certain performance measures, which may not exceed $100,000. Under his employment agreement, the Company granted to Mr. Patrick non-qualified options to purchase an aggregate of 251,969 shares of Common Stock at an exercise price equal to $7.9375, the closing price of Common Stock on the distribution date. Mr. Patrick's options vest at the rate of 25% per year on each anniversary of the grant date, provided he is still employed by the Company on the applicable vesting date. Mr. Patrick's employment agreement also provided for a grant of an aggregate of $1,000,000 shares in restricted Common Stock, 40% of which vested on the distribution date, with the remaining 60% vesting in equal increments over the next four years, provided he is still employed by the Company on the applicable vesting date. The restricted stock grant provided for in his employment agreement will prohibit Mr. Patrick from transferring any of his Common Stock for a period of four years after the distribution date. Furthermore, Mr. Patrick's employment agreement provides that he may borrow from the Company an amount necessary to pay any federal and state income taxes resulting from the restricted stock grant. Subsequent to December 31, 2000, as announced in a press release on February 15, 2001, Mr. Patrick resigned as the Company's Chief Financial Officer. As a result, the unvested portion of his restricted shares (56,692 shares) and unvested stock options (188,976 shares) were cancelled.

  William C. Pollock. The Company entered into a new employment agreement with Mr. Pollock dated as of January 29, 2001. Mr. Pollock's initial base salary under his employment agreement is $300,000. He is also eligible for an annual bonus award based on certain performance measures, of 0-60% of his then current base salary. Under his employment agreement, the Company granted to Mr. Pollock non-qualified options to purchase an aggregate of 25,000 shares of Common Stock at an exercise price equal to the closing price of a share of Common Stock on January 29, 2001, the grant date. Under this employment agreement and previous agreements, the Company has granted Mr. Pollock non-qualified options to purchase an aggregate of 75,000 shares of Common Stock. Mr. Pollock's options vest at the rate of 25% per year on each anniversary of the grant date, provided he is still employed by the Company on the applicable vesting date. In the event of Mr. Pollock's termination of employment without cause (as defined in his employment agreement), Mr. Pollock is entitled to a severance payment equal to one half of his annual base salary. In the event of a change of control (as defined in his employment agreement) of the Company, Mr. Pollock is entitled to a payment equal to his annual base salary, paid in two equal installments, subject to his continued employment and his not being terminated for any reason other than without cause.

  Leonard Vicciardo. Mr. Vicciardo's previous employment agreement with Health Products Research, Inc., a subsidiary of the Company, dated October 26, 1998, has expired. The Company expects to enter into a new employment agreement with Leonard Vicciardo effective as of January 29, 2001. The terms of Mr. Vicciardo's new employment agreement are expected to include an annual base salary of $273,000, an annual bonus award based on certain performance measures, up to his then current base salary, the grant to Mr. Vicciardo of non-qualified options to purchase an aggregate of 12,000 shares of Common Stock at an exercise price equal to the closing price of a share of Common Stock on January 29, 2001, the grant date. Under this employment agreement and previous agreements, the Company has granted Mr. Vicciardo non-qualified options to purchase an aggregate of 87,000 shares of Common Stock. Mr. Vicciardo's options will vest at the rate of 25% per year on each anniversary of the grant date, provided he is still employed by the Company on the applicable vesting date. Under the terms of the new employment agreement, in the event of Mr. Vicciardo's termination of employment without cause (as defined in his employment agreement), Mr. Vicciardo will be entitled to a severance payment equal to the lesser of the continuation of his base salary for a period of 26 weeks from the termination date or continuation of his base salary for a period from the termination date until he obtains new employment. In addition, in the event of a change of control (as defined in his employment agreement) of the Company, Mr. Vicciardo will be entitled to a payment equal to his annual base salary, paid in two equal installments, subject to his continued employment and his not being terminated for any reason other than without cause.

  Patrick Fourteau. Ventiv Health, Inc. entered into an employment agreement with Patrick Fourteau on January 24, 2000. Mr. Fourteau's initial base salary under his employment agreement is $270,000. The Company granted him options to purchase 50,000 shares of common stock at an exercise price of $10.1875 per share, vesting over a four-year period. In the event of Mr. Fourteau's termination without cause, restrictions on 50% of his vested restricted shares lapse, and he is entitled to a severance payments of one-quarter of his annual salary, plus salary until he gains new employment up to another one-quarter of his annual salary. In the event of a change of control of the Company, Mr. Fourteau is entitled to a payment equal to his annual base salary, paid in two equal installments, subject to his continued employment and his not being terminated for any reason other than without cause.

  Each of the employment agreements described above contains a non-competition commitment during the term of employment and for a period of 12 months after termination of employment. Additionally, each employment agreement contains a non-solicitation provision and provides for assignment by the employee to his employer of any work products developed by him during the term of his employment.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 2000, the Board of Directors was responsible for the establishment of the general compensation policies of the Company. Throughout 2000, Eran Broshy, the Chief Executive Officer of the Company, also served as a director of the Company. Mr. Broshy absented himself from all discussions relating to, and abstained from voting on, resolutions concerning his own compensation.

  On September 30, 1999, under a Secured Nonrecourse Promissory Note (the "Note"), the Company loaned Eran Broshy $500,000 for the purpose of acquiring shares of common stock of the Company. Mr. Broshy, in October 1999, purchased 45,000 shares of common stock of the Company (the "Pledged Shares"). Pursuant to the terms of the Note, Mr. Broshy may prepay on the loan at any time, or from time to time, but he must pay the $500,000, plus interest computed at the rate of 6% per annum, in full, on or before September 30, 2003. In connection with the Note, Mr. Broshy and the Company executed a Pledge and Security Agreement, whereby the Company received a first priority security interest in the Pledged Shares, the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds that may be received or distributed in respect of or in exchange for any or all of the Pledged Shares.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

  SEC rules require proxy statements to contain a performance graph comparing the performance of the Company's Common Stock against a broad market index and against either a published industry or line-of-business index or a group of peer issuers. The following graph compares the cumulative total return on a $100 investment in the Company's Common Stock against the cumulative total return on a similar investment in (i) the Total Return Index for The Nasdaq Stock Market (US) and (ii) Nasdaq Health Services Stocks. The graph assumes that all investments were made on September 23, 1999 (the date Ventiv's common stock began trading on a "when issued" basis) and are held through the year ended December 31, 2000 and that all dividends are reinvested on a daily basis.

                                Indexed Returns
                         Total Return to Stockholders
                         (Dividends reinvested daily)

                                 [LINE GRAPH]


 Ventiv Health vs. The Nasdaq Stock Market (US) vs. Nasdaq Health Services (Dividends reinvested daily)

                         9/23/99 9/30/99 12/31/99 3/31/00 6/30/00 9/29/00 12/29/00
                         ------- ------- -------- ------- ------- ------- --------
Ventiv Health, Inc...... $100.00 $109.72 $102.09  $111.81 $123.61 $140.28 $139.59
The Nasdaq Stock Market
 (US)................... $100.00 $ 99.78 $147.48  $165.52 $143.90 $132.41 $ 88.74
Nasdaq Health Services
 Stocks................. $100.00 $ 98.69 $ 97.17  $101.00 $103.07 $114.42 $133.21

  Returns for the Company's Common Stock depicted in the graph are not necessarily indicative of future performance.

  The above graph shall not have been deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market System. In addition, under
Section 16(a), trusts for which a reporting person is a trustee and a beneficiary (or for which a member of his immediate family is a beneficiary) may have a separate reporting obligation with regard to ownership of the Common Stock and other equity securities of the Company. Such reporting persons are required by rules of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than ten percent (10%) beneficial stockholders, the Company believes that during the year ended December 31, 2000, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis, except that a Form 5 was not timely filed for each of Daniel M. Snyder and Fred Drasner. Mr. Snyder and Mr. Drasner subsequently filed Form 5's to report the transactions.

                      APPOINTMENT OF INDEPENDENT AUDITORS

  Arthur Andersen LLP has served as independent auditors of the Company since its separation from Snyder Communications, Inc. and has been recommended by the Audit Committee to audit the accounts of the Company and its subsidiaries for the year ending December 31, 2001.

  The Company has been advised that representatives of Arthur Anderson LLP will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

  The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by the Company's principal accounting firm, Arthur Anderson LLP:

     Audit Fees....................................................... $564,354
     Tax Preparation and Consulting................................... $410,000

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

  If a stockholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy statement for the 2002 Annual Meeting, the proposal must be sent by certified mail-return receipt requested and must be received at the executive offices of the Company, 1114 Avenue of the Americas, New York, New York 10036, no later than December 31, 2001. All proposals must conform to the rules and regulations of the Securities and Exchange Commission (the "SEC"). The SEC recently amended Rule 14a-4, which governs the use by the Company of discretionary voting authority with respect to other stockholder proposals. SEC Rule 14a-4(c)(1) provides that, if the proponent of a stockholder proposal fails to notify the Company at least forty-five (45) days prior to the month and day of mailing of the prior year's proxy statement, the proxies of the Company's management would be permitted to use their discretionary authority at the Company's next annual meeting of stockholders if the proposal were raised at the meeting without any discussion of the matter in the proxy statement. For purposes of the Company's 2001 Annual Meting of Stockholders, the deadline is March 16, 2001.

                                  APPENDIX A

                              VENTIV HEALTH, INC.

                            AUDIT COMMITTEE CHARTER

  Whereas, the Board of Directors of Ventiv Health, Inc. (the "Company") has authority to form committees to exercise such authority, powers and duties as may be delegated from time-to-time by the Board of Directors' and

  Whereas, the Board of Directors desires to state the authority, powers and duties of the Audit Committee;

  Now, therefore, on 15 December 1999, the Board of Directors unanimously resolves with respect to the Audit Committee that the Audit Committee Charter is stated in its entirety as follows:

I. Composition and Terms of Office

A. The Audit Committee (the "Committee") shall be appointed by the Board of Directors and shall be composed of two Directors. All Committee members should be independent of management and free from any business and/or personal relationship with the company or members of management that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment. The Committee shall strive to have at least one independent member who has a financial reporting or auditing background. The Chairman of the Committee shall be appointed by the Board of Directors.

B. Members of the Committee shall serve until the next Annual Meeting of the Board of Directors or until successors are appointed.

II. Meetings

  The Committee shall hold at least 2 regular meetings each year and such additional meetings as may be deemed necessary by the Committee Chairman. Minutes of each Committee meeting shall be submitted to the Board of Directors. At the discretion of the Board of Directors, the Chairman of the Committee will report orally to the full Board of Directors on matters discussed or any action taken at previous Committee meetings and be available at the Annual Shareholders meeting.

  To assure the Committee's access to the Company's independent public accountants and key financial management, the Committee may request, as it deems appropriate, attendance at its regular meetings of the independent public accountants, Chief Financial Officer, Chief Accounting Officer/Controller, General Counsel and such other members of the Company's management as circumstances requires. At least annually, the Committee shall meet separately with the independent public accountants without members of management present. The Committee shall also meet separately with management without the independent public accountants present.

  Minutes of each meeting shall be taken by the Chief Financial Officer or his or her delegate and circulated for approval at the next succeeding meeting of the Committee. Approved minutes should then be submitted to the Board of Directors at its next meeting for ratification of any action reported as having been taken by the Committee. Copies of all minutes of Committee meetings shall be provided to the Secretary of the Company for retention with the permanent records of the Company.

III. Goals

  Management has primary responsibility for the integrity and objectivity of the Company's financial reporting, the system of internal controls which management and the Board of Directors have established and the audit process, subject to oversight by the Board of Directors. The Committee shall, on behalf of the Board of

Directors, engage the necessary internal and external resources to review management's actions in this regard and ensure that:

  A. The system of internal controls, policies and procedures provides reasonable assurance that the risk of significant criminal misconduct is minimized and that any such misconduct, should it occur, will be detected;

  B. The quality and effectiveness of the compliance functions are adequate;

  C. The quality and effectiveness of external audit efforts are adequate and the Company's public accountant's are independent;

  D. There is compliance with laws and regulations and the Company's Code of Conduct; and

  E. There are adequate controls and procedures to monitor the Company's adherence to its various contractual arrangements.

IV. Duties and Responsibilities

  In carrying out these responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

  In carrying out these responsibilities, the Committee is expected to perform the following:

 A. Financial Reporting

  1. Review the Company's annual financial statements contained in the annual report to shareholders and 10-K with management and the independent public accountants to determine that the independent public accountants are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed, including discussion of any unusual or non-recurring items, the nature and substance of significant reserves, and important judgments on accounting estimates, prior to issuance to the public. The MD&A and other published financial information should also be reviewed for appropriateness and consistency with the financial statements and the underlying facts as the Committee understands them. Annual audit results should also be discussed with the Company's independent public accountants, including audit adjustments not reflected in the financial statements and the auditors reports.

  2. Assess internal processes for determining and managing asserted and unasserted litigation and claims and noncompliance with laws, regulations and restrictive agreements (significant contractual agreements, debt indentures, governmental regulation, etc.). Meet with outside counsel as appropriate.

  3. Review, understand and monitor the nature of and management's rationale for all significant asset valuations, reserves and other estimates in the financial statements and significant judgement calls underlying the financial statements.

  4. Assess and review accounting principles applied in financial reporting with particular emphasis on comparisons to other companies in the industry and to any changes from principles followed in prior years.

  5. Annually review significant related party transactions or other significant conflicts of interest.

 B. Relationship with Independent Public Accountants and Internal Auditors

  1. Annually confirm management's recommendation as to the selection of the Company's independent public accountants and internal auditors. Recommend appointment of the independent public accountants and internal auditors annually to the Board of Directors.

  2. Annually review management's evaluation of matters relating to independence of the Company's independent public accountants and confirm and assure the independence of the independent public accountants, including a review of the nature and related fees of all services performed and the potential impact, if any, on independence.

  3. Members of the Committee shall have unrestricted access to representatives of the Company's independent public accountants and internal auditors with or without the presence of management. The committee will assess the auditors' effectiveness, objectivity and independence through continuous interaction with them and management.

  4. At least annually, identify and directly communicate Committee expectations to the independent public accountants and internal auditors, and periodically measure the auditors' performance against these expectations.

  5. Provide sufficient opportunity for the independent public accountants and internal auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent public accountants and internal auditors received during the course of the audit.

 C. Audit Plan of the Independent Public Accountants and Overall Control environment

  1. Annually, review audit plans -including risk assessment, scope and overall audit approach--with the independent public accountants and evaluate adequacy of proposed audit scope and procedures to be utilized.

  2. Inquire of management and the independent public accountants about key audit and control risks, including EDP risks, and assess the steps management has taken to minimize such risks and assess the independent public accountants' process for identifying and responding to such risks.

  3. Review the independent public accountants' identification of issues and business and financial risks and exposures, ensuring that those of primary concern to the Committee are addressed.

  4. Review with management and the independent public accountants, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures as desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee should periodically review Company policy statements and monitoring processes to determine the adequacy of and the Company's adherence to the code of conduct.

  5. Annually, review the follow up by management of matters covered by the Company's independent public accountants' letter of recommendations. Review management's responses and actions regarding prior year recommendations.

  6. Annually, review with management and the independent public accountants any significant changes required in the independent public accountants' audit plan, any serious difficulties or disputes with management encountered during the course of the audit, the specifics of material audit adjustments proposed but not recorded, audit scope limitations, and any other matters which are to be communicated to the Committee under generally accepted auditing standards.

 D. Ethics and Code of Conduct

  1. Review, approve, and continuously assess the Company's Code of Conduct, including conflicts of interest, legal and ethical business practices, fair business practices, and the Foreign Corrupt Practices Act guidelines.

  2. Review and assess the Company's processes for administering a code of ethical conduct, disseminating and explaining it to all employees, providing relevent employee training, monitoring compliance, and enforcing disciplinary actions.

 E. Other

  1. Submit minutes of all meetings of the Committee to, or discuss the matters discussed at each meeting with the Board of Directors.

  2. Institute investigations of suspected improprieties on any material matter within the Committee's scope of responsibility, using special counsel or outside experts, when necessary, to assist in the conduct of any investigation.

  3. Annually, disclose amounts received by committee members from the Company and its affiliates and any other transactions with the Company or its affiliates, to which they are a party, other than amounts received for services as a Director or Board Committee member. Such disclosure shall be noted in the minutes of the appropriate Committee meeting.

  4. Review and assess policies and procedures with respect to officers' expense accounts and prerequisites, including their use of corporate assets.

  5. Review accounting and financial human resources and succession planning within the Company.

  6. Implement processes and procedures to receive formal feedback on the Committee's performance from the Board of Directors, top Company management, the independent public accountants and the other Committee members themselves. Implement changes to the Committee's activities and processes in response to this assessment as appropriate.

  7. Periodically review and propose amendments, as appropriate, to the Committee's Charter.

                                     PROXY

                              Ventiv Health, Inc.
                          1114 Avenue of the Americas
                            New York, New York 10036

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Eran Broshy and Joseph S. Durko as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent to vote as designated on the reverse side of this card, all of the shares of Common Stock of Ventiv Health, Inc. held of record by the undersigned on April 23, 2001 at the 2001 Annual Meeting of Stockholders to be held on June 20, 2001 or any adjournment or postponement thereof.

[TO BE SIGNED ON REVERSE SIDE.]

[Back]
                      PLEASE RETAIN THIS ADMISSION TICKET
                                    for the
                         Annual Meeting of Stockholders
                                       of
                              VENTIV HEALTH, INC.
                                 JUNE 20, 2001
                             3:00 P.M., LOCAL TIME
                                     ______

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS ANNUAL MEETING, WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD BELOW.

IF YOU PLAN TO ATTEND THE 2000 ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK THE APPROPRIATE BOX ON THE PROXY CARD BELOW.

PRESENT THIS TICKET TO THE VENTIV HEALTH, INC. REPRESENTATIVE AT THE ENTRANCE TO THE MEETING ROOM.

Please mark your votes as in this example.

1. ELECTION OF DIRECTORS

     FOR all nominees listed below [ ]

     WITHHOLD AUTHORITY to vote all nominees listed below [ ]

              Nominees:  Daniel M. Snyder
                         Michele D. Snyder
                         Eran Broshy
                         Mortimer B. Zuckerman
                         Fred Drasner
                         A. Clayton Perfall
                         Donald Conklin
                         John R. Harris

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list at right.

2. RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS

   FOR         [ ]

   AGAINST     [ ]

   ABSTAIN     [ ]

3. In their discretion, the proxies are authorized to vote on such other business as may properly come before the 2001 Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2 and in the discretion of the proxies on such other business as may properly come before the 2001 Annual Meeting.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

                         Do you plan to attend the 2001 Annual Meeting?

                         Yes  [ ]   No  [ ]



(Signature)

(Signature, if held jointly)

                         Dated: _______________, 2001

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.